SSGA FUNDS

(the “Trust”)

State Street Dynamic Small Cap Fund Class A (SSSDX) Class I (SSSJX) Class K (SSSKX) Class N (SVSCX)	State Street International Stock Selection Fund Class A (SSILX) Class I (SSIPX) Class K (SSIQX) Class N (SSAIX)	State Street Defensive Emerging Markets Equity Fund (formerly, State Street Disciplined Emerging Markets Equity Fund) Class A (SSELX) Class I (SSEOX) Class K (SSEQX) Class N (SSEMX)
State Street S&P 500 Index Fund Class N (SVSPX)

(each a “Fund”, and collectively the “Funds”)

Supplement dated June 18, 2020 to the Prospectuses,

each dated December 30, 2019,

as may be supplemented from time to time

1.	Effective immediately, “Market Risk” included in each “Principal Risks” section of each Prospectus is deleted and replaced with the following:

Market Risk: The Fund’s investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, or other events could have a significant impact on the Fund and its investments.

2.	Effective immediately, “Market Risk” included in the “ADDITIONAL INFORMATION ABOUT PRINCIPAL RISKS” section of each Prospectus is deleted and replaced with the following:

Market Risk. Market prices of investments held by a Fund will go up or down, sometimes rapidly or unpredictably. A Fund’s investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile, and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, changes in actual or perceived creditworthiness of issuers and general market liquidity. Even if general economic conditions do not change, the value of an investment in a Fund could decline if the particular industries, sectors or companies in which the Fund invests do not perform well or are adversely affected by events. Further, legal, political, regulatory and tax changes also may cause fluctuations in markets and securities prices. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, or other events could have a significant impact on a Fund and its investments.

An outbreak of a respiratory disease caused by a novel coronavirus (known as COVID-19) first detected in China in December 2019 has resulted in a global pandemic and major disruptions to economies and markets around the world, including the United States. Financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted.

Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Governments and central banks, including the Federal Reserve in the United States, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, will not be known for some time. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to a Fund by its service providers.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

06172020SUP1